MASTER MODIFICATION AGREEMENT
                          -----------------------------

         This MASTER MODIFICATION AGREEMENT ("Modification Agreement") is effective as of January 12, 2001, by and between eAutoclaims.com, Inc., a Nevada corporation ("eAutoclaims") and Thomson Kernaghan & Co., Ltd., a corporation organized under the laws of Ontario, Canada ("Agent"). Agent is entering into this Modification Agreement for itself and as agent for the purchasers ("Purchasers") of Series A Convertible Preferred Stock issued by eAutoclaims ("Preferred Stock"). eAutoclaims, Agent and Purchasers are herein collectively called the "Parties".

                                    RECITALS

         WHEREAS, eAutoclaims and Agent entered into that certain Securities Purchase Agreement dated as of June 27, 2000 (the "Purchase Agreement"); and

         WHEREAS, eAutoclaims and Agent entered into that certain Security Agreement dated as of August 25, 2000 (the "Security Agreement"); and

         WHEREAS, in accordance with the terms set forth in the Purchase Agreement, eAutoclaims has issued shares of its Preferred Stock and Purchasers' Warrants ("Purchaser Warrants") to each Purchaser upon each funding under the Purchase Agreement; and

         WHEREAS, as further required under the Purchase Agreement, eAutoclaims and Agent entered into a Registration Rights Agreement dated as of August 25, 2000 pursuant to which eAutoclaims is obligated to register shares of its $.001 par value common stock underlying the Preferred Stock, the Purchaser Warrants, and the hereinafter described Agent's Warrants ("Registration Agreement"); and

         WHEREAS, in consideration for services performed by the Agent under the Purchase Agreement, eAutoclaims issued Agent's Warrants to the Agent ("Agent Warrants"); and

         WHEREAS, eAutoclaims intends to file a registration statement with the Securities and Exchange Commission to register Units comprised of shares of its common stock and redeemable common stock purchase warrants ("Units"); and

         WHEREAS, the Parties desire to amend certain terms of the Purchase Agreement, the Security Agreement, the Registration Agreement, the Purchaser Warrants, and the Agent Warrants (such agreements are collectively referred to as the "Preferred Stock Agreements"); and

         WHEREAS, the Parties desire to set forth their agreements with respect to the modification of certain provisions included in the Preferred Stock Agreements.

                                   AGREEMENTS

         NOW,  THEREFORE,  in  consideration of the foregoing and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the Parties hereby agree as follows:

         1. Lock-Up of Shares, Shareholder Action, and Conditional Notice of Conversion. The Agent will use its best efforts to cause each Purchaser to execute the Lock-Up Letter, Shareholder Consent and Conditional Notice of Conversion in the form attached hereto as Exhibit "A" and will deliver the original executed copy of each such document to eAutoclaims as soon as possible, but no later than five business days prior to the effective date of the registration statement contemplated in such letter. Pursuant to the Lock-up Letter, each Purchaser will agree to certain restrictions on the sale of eAutoclaims securities and grant Dirks & Company a right of first refusal to act as the broker for any shares to be sold during the periods specified therein. Pursuant to the Shareholder Consent, each Purchaser will consent to the amendment of the Certificate of Designations, Rights, Preferences and Limitations of Series A Convertible Preferred Stock (the "Certificate of Designations") and the Registration Agreement as described below.

         2. Amendment of Certificate of Designations, Rights, Preferences and Limitations. Within five business days after the effective date of the registration statement and so long as the Agent has delivered executed Shareholder Letters to eAutoclaims representing approval of the actions described therein by a majority of the outstanding shares of Preferred Stock, eAutoclaims will amend the Certificate of Designations, Rights, Preferences and Limitations of Series A Convertible Preferred Stock constituting a part of its Articles of Incorporation (the "Certificate of Designations"). Such amendment will delete Section 5(b) of the Certificate of Designations in the entirety and replace it with the following:

                  (a) Conversion Rate. Each share of Series A Preferred Stock may be converted into 6,667 shares of fully paid and non-assessable shares of Common Stock of the Company.

         3. Amendment of Registration Agreement. If the registration statement is declared effective on or before April 30, 2001, the Registration Agreement will be automatically amended on such effective date by deleting Section 2.1 thereof in the entirety and replacing it with the following:

                  Section 2.1       Mandatory  Registration.   As  soon  as
                                    reasonably  practicable  after  the  date of
                                    this  Agreement,  the Company  shall prepare
                                    and file with the  Commission a registration
                                    statement  and shall use its best efforts to
                                    have such  registration  statement  declared
                                    effective   by  the   Commission   as   soon
                                    thereafter as reasonably possible.

         4. Amendment of Agent's Warrants. If the registration statement is declared effective on or before April 30, 2001, the Agent Warrants will be automatically amended on such effective date to provide for an Exercise Price (as defined in the Agent's Warrants) equal to the lower of the existing exercise prices of the Purchaser's Warrants and Agent's Warrants or the exercise price of the warrants included in the Units.

         5. Registration of Shares Underlying Preferred Shares. In addition to the Units, the registration statement will include a sufficient number of shares of common stock to fully register all shares of common stock issuable upon conversion of Preferred Shares and exercise of the Purchaser's Warrants and Agent's Warrants, assuming that the Certificate of Designations is amended as provided in Section 2, above.

         6. Conforming Amendments. Upon amendment of the Preferred Stock Agreements according to the preceding provisions of this Agreement, any other provision of any Preferred Stock Agreement that conflicts with the terms of this Modification Agreement shall be deemed to be modified or amended to be consistent with the terms hereof. All other provisions of the Preferred Stock Agreements shall remain in full force and effect and are unmodified hereby.

         7. Agent's Exclusive Right to Future Equity Line Financing Agreements. eAutoclaims agrees that the Agent shall have the exclusive right as the financing source for any future equity line of credit or similar arrangements based upon current agreed upon terms as summarized on Exhibit "B."

         8. Sale of Shares. The Agent and the Purchasers shall have the right to have up to $2,000,000 of eAutoclaims common stock owned by the Purchasers and Agent sold as part of the Form SB-2 registration statement. Agent shall have the right to designate each selling shareholder and the number of shares to be sold by each selling shareholder. The purchase price per shall be the same as the price set by the underwriters for the sale of shares of eAutoclaims, less underwriters' discounts and commissions.

         IN WITNESS WHEREOF, the parties below have executed this Modification Agreement, effective as of the date first set forth above.


                                             eAUTOCLAIMS, INC.


                                             By:
                                                  --------------------------
                                                     Eric Seidel, President


                                             THOMSON KERNAGHAN & CO., INC.,
                                             individually and as Agent


                                             By:
                                                  --------------------------
                                                         Gregg Badger
                                                         Senior Vice President

                                 LOCK-UP LETTER
                                 --------------

To the Board of Directors of eAutoClaims.com, Inc.
2708 Alt. 19 N., Suite 604
Palm Harbor, Florida 34683

Attention:        Eric Seidel, President

Gentlemen:

         By virtue of the execution of this letter agreement (the "Agreement") the undersigned individual and/or entity (the "Shareholder"), as record and beneficial owner of shares of Common Stock, Preferred Stock and/or Warrants (the "Securities") of eAutoClaims.com, Inc., a Nevada corporation (the "Company") hereby represents and warrants to the Company as follows:

          a) The undersigned has full power and authority to enter into this Agreement and to restrict the transferability and salability of the Securities;

          The  Shareholder hereby agrees with the Company as follows:

         Effective as of the close of business on Friday, January 12, 2001, the undersigned Shareholder will not sell any securities of the Company pursuant to Rule 144 or otherwise, for a period of one (1) year after the closing date of the anticipated secondary offering of the Company (the "Offering") to be underwritten by Dirks & Company other than as set forth below, or as otherwise agreed to in writing by the Company and Dirks & Company ("Dirks").

         - From and after January 12, 2001 to the date that is 30 days after the closing date of the Offering, the undersigned Shareholder will not sell any Securities, whether pursuant to Rule 144 or otherwise. Such period is the First Period.

         - From the last day of the First Period until the end of the sixth month after the closing of the Offering, the undersigned Shareholder may sell, without the consent of Dirks or the Company, a number of shares equal to 5% of the average daily trading volume for the month immediately preceding the month of sale. Such period is the Second Period. The undersigned Shareholder hereby grants Dirks the right of first refusal to purchase any Securities that the Shareholder desires to sell during the Second Period.

         - From the last day of the Second Period until the end of the twelfth month after the closing of the Offering, the undersigned Shareholder may sell, without the consent of Dirks or the Company, a number of shares equal to 10% of the average daily trading volume for the month immediately preceding the month of sale. Such period is the Third Period. The undersigned Shareholder hereby grants Dirks the right of first refusal to purchase any Securities that the Shareholder desires to sell during the Third Period.

                  Example: Assume that 2,000,000 shares were traded in the month prior to a sale during the Second Period and that there were 20 trading days in such month. That equals an average of 100,000 shares traded per day. Therefore, T.K. would be entitled to trade 5,000 shares per trading day in the following month, or a total of 100,000 shares (10,000 per day or 200,000 per month in the Third Period). Dirks will have the right of first refusal to affect either day trades or block trades for these shares. Dirks would be required to give the Shareholders notice within the first three (3) business days of the subsequent month of its intent to handle the trades or pass on the trades and the trade shall be executed within the first ___ business day of the subsequent month.

         Nothing in this Agreement shall, or shall be deemed to, restrict the right of the Shareholder to sell all or any portion of the Securities to any other individual, firm or entity in a private transaction exempt from the registration provisions of the Act and pursuant to the terms of a duly executed investment letter. By virtue of the execution of this Agreement, the Shareholder acknowledges his agreement and understanding that any purchaser of the Securities in a private transaction must execute and deliver to the Shareholder and the Company, an investment letter wherein such purchaser agrees to hold the Securities for at least one (1) year commencing on the date of such sale and without the benefit of any "tacking" for any period of time during which the Securities were held by the Shareholder.

         This Lock-Up Letter is conditioned upon the Company proceeding with its proposed public offering. If the Form SB-2 is not filed by February 15, 2001 or the Form SB-2 is not declared effective by April 30, 2001, which includes up to $2,000,000 of the Agent's and Purchasers' shares being sold as part of the offering, then this Lock-Up Letter shall be null and void.

                                                  Very truly yours,



                                                  -------------------
                                                  Signature

                                                  -------------------
                                                  Print Name
                              eAUTOCLAIMS.COM, INC.

               SPECIAL CORPORATE ACTIONS BY WRITTEN CONSENT OF THE
            HOLDERS OF SERIES A CONVERTIBLE PREFERRED STOCK INCLUDING
               CERTIFICATION, NOTICE, WAIVER AND POWER OF ATTORNEY

1.   Consents:
     --------

         The undersigned holder of Series A Convertible Preferred Stock (the "Series A Stock") of eAutoclaims.com, Inc. (the "Corporation"), acting pursuant to Section 78.320, Nevada Revised Statutes, hereby waives all formal requirements, including the necessity of holding a formal or informal meeting, and any requirements that notice of such meeting be given, and hereby consents to the adoption and approval of the following actions pursuant to Section 8 of the Certificate of Designations, Rights, Preferences and Limitations of the Series A Stock (the "Certificate of Designations"):

         WHEREAS, the undersigned Shareholder deems it to be in the best interests of the Corporation and the holders of Series A Stock to amend certain provisions of the Certification of Designations pertaining to the conversion rights thereof, but only if certain actions, as described below, have been taken by the Corporation; and

         WHEREAS, the undersigned Shareholder also deems it to be in the best interests of the Corporation and the holders of Series A Stock to amend certain provisions of the Registration Rights Agreement between the Shareholder and the Corporation, but only if certain actions, as described below have been taken by the Corporation.

                                       I.

         NOW, THEREFORE, BE IT RESOLVED, that, the Certificate of Designations be amended by deleting Section 5(b) thereof in the entirety and replacing it with the following:

         (a) Conversion Rate. Each share of Series A Preferred Stock may be converted into 6,667 shares of fully paid and non-assessable shares of Common Stock of the Company.

                                       II.

         NOW, THEREFORE, BE IT FURTHER RESOLVED, that, the Registration Rights Agreement be amended by deleting Section 2.1 thereof in the entirety and replacing it with the following:

         Section 2.1 Mandatory Registration. As soon as reasonably practicable after the date of this Agreement, the Company shall prepare and file with the Commission a registration statement and shall use its best efforts to have such registration statement declared effective by the Commission as soon thereafter as reasonably possible.

                                      III.

         FURTHER RESOLVED, that the Officers of the Corporation be, and hereby are, authorized and directed in the Corporation's name and on its behalf to do and perform all things and acts, and to execute and deliver or file all instruments, certificates and documents, that such Officers shall determine to be necessary, appropriate or desirable to carry out the foregoing resolutions, any such determination to be conclusively evidenced by the doing or performing of any such act or thing or the execution and delivery of any such instruments, certificate or document.

                                       IV.

         FURTHER RESOLVED, that so long as the Company files a Form SB-2 before its proposed secondary offering on or before February 15, 2001 and provided that the subject registration statement is declared effective by the SEC on or before April 30, 2001, then the undersigned shareholder agrees to waive any penalty provisions for failure to register the shares of the Company's common stock underlying the Series A Preferred Stock, Purchaser's Warrants or Agent's Warrants as required in the Registration Rights Agreement or any other documents or agreements between the Company and the undersigned.

2.       Power of Attorney
         -----------------

         By execution hereof, the undersigned hereby irrevocably makes, designates, constitutes and appoints Thomas Kernaghan & Co., Ltd. acting through any authorized officer, as his true and lawful agent and attorney in fact with the same power and authority as if the undersigned had personally acted with respect to the matter described in Item IV. The undersigned hereby gives to said agent and attorney in fact full power and authority to extend the date set forth in said Item to such later date as it, in its sole and absolute discretion, deems appropriate and to execute and deliver such forms, signature pages, agreements and other documents as may be required to accomplish such extension. The undersigned hereby authorizes said agent and attorney in fact to take any further action that the agent or attorney in fact shall consider necessary or convenient in connection with any of the foregoing, hereby giving said agent and attorney in fact full power and authority to do and perform each and every act and thing necessary or convenient to be done as fully as might or could be done if were personally present. This power of attorney shall be deemed coupled with an interest, shall be irrevocable and shall survive the death, incapacity or bankruptcy of the undersigned.

         This Action by Written Consent is taken pursuant to the authority conferred in Section 73.320 of the Nevada Revised Statutes. This Action by Written Consent is one of several that may be executed by the holders of the Series A Stock, each of which shall be deemed an original, but all of which together with the consents executed by other stockholders shall constitute one and the same instrument.

         The actions taken by this consent shall have the same force and effect as if taken by the undersigned at a special meeting of the stockholders of the Corporation, duly called and constituted pursuant to the bylaws of the Corporation and the laws of the State of Nevada.

         IN WITNESS WHEREOF, the undersigned has executed these Special Corporate Actions by Written Consent for the purpose of consenting thereto, and does hereby affirm that the foregoing are the acts and deeds of the Corporation and that the facts stated herein are true.

SHAREHOLDER:

--------------------------------
Signature

--------------------------------
Print Name


Number of Shares of Series A Stock owned:
                                          ------

Date:                    , 2001
     --------------------

                                   EXHIBIT "B"
                                   -----------

         We have granted Thomson Kernaghan (also referred to as Initial Investor) an exclusive right to provide and act as agent for equity line financing arrangements. The terms of a Securities Purchase Agreement and Equity Line of Financing Agreement have been agreed upon. The Securities Purchase Agreement and Equity Line Financing Agreement are collectively referred to as the "Financing Agreement." The Financing Agreement entitles us to issue and sell our common stock to the Initial Investor for up to an aggregate of $5,000,000 from time to time during the 24-month period, beginning on the effective date of a to be filed registration statement. Each election by us to sell stock to the Initial Investor is referred to as a "Put" Right.

Put Rights

         In order to invoke a Put Right, we must have an effective registration statement on file with the SEC registering the resale of the shares of our Common Stock that may be issued as a result of exercising that Put Right. We must give at least 15 trading days notice following any previous Put Notice to deliver a Put notice to the Initial Investor. The Put Notice will specify the investment amount, which shall not exceed the lessor of (A) $500,000 or (B) 150% of the weighted volume average for the 20 trading days prior to the notice date (the "Put Amount") and (ii) shall not be less than $50,000. The weighted volume average the product of (A) stock price times (B) the trading volume of our stock on the principal marketing which it is traded. The stock price on any given trading day is the volume waited average trading price for our Common Stock during such trading day as reported by Bloomberg Financial Press. The purchase price per share of our common stock the Initial Investor shall pay is an amount equal to 85% of the simple average of the three lowest closing bid prices of our common stock over the 10 trading days beginning on the notice date, as reported on Bloomberg. Subject to our meeting certain conditions, the Initial Investor is required to fund and close within eleven (11) trading days of each Put Notice date.

Conditions

         The Initial Investor is not required to fund any Puts which causes the Initial Investor or its affiliates to beneficially own more than 9.99% of our outstanding shares of common stock. If we deliver a Put notice that would cause the Initial Investor to exceed 9.99% of our outstanding shares of common stock, we have agreed to reduce the amount of the Put Notice so that the 9.99% limit will not be exceeded.

         Certain conditions apply to our right to issue a Put Notice and the Initial Investor's obligation to purchase our shares of Common Stock, including but not limited to:

          (i) The registration statement for the Common Stock underlying the Financing Agreement must remain effective;

          (ii) The  representations,   warranties  and  covenants  made  in  the
               Financing Agreement by us and the Initial Investor must remain true;

          (iii) There must be no material adverse change in our business;

          (iv) The weighted average trading volume of our Common Stock for the 10 trading days preceding both the Put Date and the Closing Date with respect to each Put Notice shall be at least 100,000;

          (v) The simple average of the closing bid price for our Common Stock as reported on Bloomberg for the 10 trading days preceding both the Put Date and the Closing Date must be greater than one dollar ($1.00) per share.

Right of First Refusal

         The Initial Investor has a right of first refusal for a period of 24 months to purchase any proposed offering of our equity securities, including any convertible securities or equity line structures or format similar in nature to the Financing Agreement. Furthermore, if we issue any of our equity securities with a price per shares, exercise price, or conversion price, for consideration that is less than the fair market value of our Common Stock on the date issued, we are required to issue to the Initial Investor additional shares of our Common Stock to the extent necessary to lower the effective purchase price by the Initial Investor for all shares of our Common Stock purchased by that Initial Investor to the lower of 85% of the purchase price for a below market offer or the purchase original paid by the Initial Investor pursuant to our Put Notices.

Fees and Warrants

         The Initial Investor and Thomas Kernaghan are also entitled to additional warrants and fees as follows:

         - Warrants to the Initial Investor. We are required to issue warrants to the Initial Investor equal to 20% of the number of our shares purchased pursuant to each Put Right. Each warrant shall bear an exercise price per share equal to 120% of the simple average of the closing bid prices of our Common Stock as reported by Bloomberg for the 5 trading days immediately preceding an applicable closing date. The warrants will provide for cashless exercise at the Initial Investor's option and piggyback registration rights.

         - Standby fee to the Initial Investor. Generally, the Initial Investor is entitled to a standby fee equal to one percent (1%) per annum of the undrawn portion of the equity line. Such fees shall be payable in cash or Common Stock, at our option.

         - Set-up fee to the Agent. We are obligated to pay Thomas Kernaghan, as the agent, a set-up fee of $50,000. At our option, we may pay the set-up fee either in cash or shares of our Common Stock based upon a 5 day trading average.

         - Placement fee to the Agent. On the closing date of each Put Notice, we are required to pay Thomas Kernaghan, as the agent, a fee equal to 8% of the investment amount; provided, however, we are not obligated to pay this placement fee until such time as the aggregate amount of the placement fees exceed the amount of the $50,000 set-up fee.

         - Warrants to Agent. On each closing date we are obligated to issue to Thomas Kernaghan, as the agent, warrants to purchase a number of shares of our Common Stock equal to 10% of the number of shares purchased pursuant to each Put Notice. Such warrants shall bear an exercise price equal to 120% of the simple average of the closing bid price of our Common Stock as reported on Bloomberg for the 5 trading days immediately preceding the applicable closing date. These warrants will contain cashless exercise and piggyback registration rights provisions.

Indemnity

         We are obligated to indemnify the Initial Investor and Thomas Kernaghan (including their stockholders, officers, directors, employees and agents) from all liability and losses resulting from any misrepresentations or breaches made by us in connection with the Financing Agreement or this registration statement.

Termination

         We and the Initial Investor may, by mutual written consent, at any time, terminate the Financing Agreement and any obligation by the Initial Investor to purchase shares of our Common Stock thereunder. The Initial Investor may terminate this agreement if we breach any of our representations, warranties or covenants including in the Financing Agreement, if there is a change in law or regulation that makes the provisions of the Financing Agreement or materially impractical. The Initial Investor may also terminate the Financing Agreement at any time after suspension of the availability of this registration statement for use by the Initial Investor if we so not cure such suspension within 30 days.